UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Stockholders of Delta Air Lines, Inc. (the “Company”) held on June 10, 2016, our stockholders approved an amendment and restatement of the Performance Compensation Plan (the “Performance Compensation Plan”). The Performance Compensation Plan amends and restates the 2007 Performance Compensation Plan currently in effect.

The terms of the Performance Compensation Plan are unchanged, other than an increase of 6,650,000 in the number of shares authorized for issuance under the plan and an extension of the term of the plan through our 2026 annual meeting of stockholders (i.e., an additional ten years). For a description of the terms and conditions of the Performance Compensation Plan, see “Key Features of the Performance Compensation Plan” under “Item 3 – Approval of Amendment and Restatement of Performance Compensation Plan” in the definitive proxy statement for the Annual Meeting filed on April 29, 2016, which description is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s 2016 Annual Meeting, four proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 29, 2016. A brief description of the proposals and the final results of the votes for each matter follows:

1.	The stockholders elected all fourteen director nominees to serve as members of the Company’s Board of Directors until the Company’s 2017 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard H. Anderson	588,030,456	4,086,994	418,445	80,882,115
Edward H. Bastian	577,392,189	14,651,594	492,112	80,882,115
Francis S. Blake	589,102,449	2,800,942	632,504	80,882,115
Daniel A. Carp	589,985,093	1,921,756	629,046	80,882,115
David G. DeWalt	575,870,836	16,023,896	641,163	80,882,115
Thomas E. Donilon	590,977,471	913,198	645,226	80,882,115
William H. Easter III	587,782,489	4,116,095	637,311	80,882,115
Mickey P. Foret	588,507,447	3,428,686	599,762	80,882,115
Shirley C. Franklin	588,799,300	3,146,904	589,691	80,882,115
George N. Mattson	590,159,749	1,737,818	638,328	80,882,115
Douglas R. Ralph	589,481,398	2,413,748	640,749	80,882,115
Sergio A. L. Rial	589,129,352	2,775,477	631,066	80,882,115
Kathy N. Waller	587,773,689	4,117,534	644,672	80,882,115
Kenneth B. Woodrow	586,997,949	4,897,240	640,706	80,882,115

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2.	The stockholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
580,220,262	11,024,001	1,291,632	80,882,115

3.	The stockholders approved the amendment and restatement of our Performance Compensation Plan:

For	Against	Abstain	Broker Non-Votes
566,933,033	24,791,070	811,792	80,882,115

4.	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2016:

For	Against	Abstain	Broker Non-Votes
655,437,943	16,363,799	1,616,268	Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: June 10, 2016	Peter W. Carter, Executive Vice President & Chief Legal Officer

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